UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2016

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2016, Wells Fargo & Company (the “Company”) filed with the Delaware Secretary of State a Certificate Eliminating the Certificate of Designations with respect to the Company’s 2007 ESOP Cumulative Convertible Preferred Stock which, effective upon filing, eliminated from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations for the 2007 ESOP Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on March 15, 2007.

The Certificate Eliminating the Certificate of Designations with respect to the Company’s 2007 ESOP Cumulative Convertible Preferred Stock is filed herewith as Exhibit 3(a) and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3(a)	Certificate Eliminating the Certificate of Designations with respect to the Company’s 2007 ESOP Cumulative Convertible Preferred Stock, filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 28, 2016	WELLS FARGO & COMPANY

	By:	/s/ Anthony R. Augliera
Anthony R. Augliera Senior Vice President and Secretary